                                                                    Exhibit 99.1

USA INTERACTIVE
PRO FORMA SEGMENT RESULTS
$ IN MILLIONS; ROUNDING DIFFERENCES MAY EXIST. UNAUDITED.

                                        ----------    ----------    ------------------------------------------------------------
REVENUE                                    1999          2000                                 2001
                                        ----------    ----------    ------------------------------------------------------------
                                         YE 12/31      YE 12/31        Q1          Q2          Q3           Q4         YE 12/31
                                        ----------    ----------    --------    --------    --------    ----------    ----------
OPERATING BUSINESSES

HSN - U.S.                              $  1,332.9    $  1,527.0    $  349.2    $  356.3    $  375.2    $    476.2    $  1,556.9
Ticketing                                    442.7         518.6       150.1       163.9       133.9         131.8         579.7
Match.com                                      9.0          29.2         8.5        10.7        12.5          17.6          49.2
Hotels.com                                   161.8         328.0       105.3       138.3       151.2         141.7         536.5
Expedia                                       73.0         156.7        57.2        78.5        79.5          81.8         296.9
Interval                                       0.0           0.0         0.0         0.0         0.0           0.0           0.0
Precision Response                           215.9         282.1        80.7        75.6        72.6          69.8         298.7
                                        ----------    ----------    --------    --------    --------    ----------    ----------
  SUB-TOTAL                                2,235.4       2,841.5       751.1       823.3       824.9         918.7       3,318.0


EMERGING BUSINESSES
Citysearch and related                        27.3          50.8        12.4        12.4        11.1          10.3          46.1
International TV shopping and other          175.7         281.0        83.4        87.7        66.1          82.2         319.4
ECS/Styleclick                                55.4          48.5         8.6         7.8         5.4          12.4          34.2
                                        ----------    ----------    --------    --------    --------    ----------    ----------
  SUB-TOTAL                                  258.4         380.3       104.4       107.9        82.6         104.9         399.8
                                        ----------    ----------    --------    --------    --------    ----------    ----------
Non-recurring items                            6.9          --          --          --          --            --            --
Foreign exchange conversion                   --           (35.3)      (13.7)      (13.8)       (9.1)        (10.2)        (46.9)
HSN Disengagement                             --             6.2        36.2        25.5        21.3          19.1         102.0
Intersegment Elimination                      --            --          --          (2.6)       (2.3)         (2.2)         (7.1)
                                        ----------    ----------    --------    --------    --------    ----------    ----------
  TOTAL                                 $  2,500.7    $  3,192.8    $  877.9    $  940.3    $  917.3    $  1,030.3    $  3,765.8
                                        ==========    ==========    ========    ========    ========    ==========    ==========

THE FINANCIAL, STATISTICAL AND OTHER INFORMATION CONTAINED HEREIN IS UNAUDITED.
As filed with the Securities and Exchange Commission on October 25, 2002.



                                        ----------    ----------    ------------------------------------------------------------
ADJUSTED EBITDA                            1999                                               2001
                                        ----------    ----------    ------------------------------------------------------------
                                         YE 12/31      YE 12/31        Q1          Q2          Q3           Q4         YE 12/31
                                        ----------    ----------    --------    --------    --------    ----------    ----------
OPERATING BUSINESSES

HSN - U.S.                              $    214.7    $    229.6    $   45.7    $   51.7    $   46.7    $     72.1    $    216.2
Ticketing                                     93.3         100.0        30.2        35.5        19.0          21.5         106.2
Match.com                                     (0.4)          6.3         0.3         2.8         5.8           7.6          16.5
Hotels.com                                    24.2          52.6        15.8        21.0        21.8          22.9          81.5
Expedia                                      (44.3)        (38.8)        4.5        17.7        16.4          22.2          60.9
Interval                                       0.0           0.0         0.0         0.0         0.0           0.0           0.0
Precision Response                            30.4          44.6        10.0        10.2         7.9           6.2          34.3
Corporate and other                          (36.1)        (29.9)       (7.9)       (8.2)       (8.2)         (7.0)        (31.3)
                                        ----------    ----------    --------    --------    --------    ----------    ----------
  SUB-TOTAL                                  281.7         364.5        98.6       130.8       109.3         145.4         484.2


EMERGING BUSINESSES
Citysearch and related                       (60.4)        (63.9)      (11.8)      (11.0)      (10.7)         (9.9)        (43.3)
International TV shopping and other           11.8          14.7        (0.8)       (1.6)      (12.4)         (7.7)        (22.5)
ECS/Styleclick                               (56.0)        (71.2)      (16.9)      (14.5)      (14.4)         (7.8)        (53.6)
                                        ----------    ----------    --------    --------    --------    ----------    ----------
  SUB-TOTAL                                 (104.6)       (120.4)      (29.4)      (27.1)      (37.5)        (25.4)       (119.4)
Foreign exchange conversion                   --            (3.9)       (0.9)       (1.0)        0.9          (0.2)         (1.2)
HSN Disengagement                             --             0.9         6.0         3.5         2.2           3.6          15.3
                                        ----------    ----------    --------    --------    --------    ----------    ----------
  TOTAL                                 $    177.0    $    241.0    $   74.3    $  106.2    $   75.0    $    123.4    $    378.9
                                        ==========    ==========    ========    ========    ========    ==========    ==========
Non recurring items                           --            (4.7)       --          (4.8)      (12.3)         (3.1)        (20.1)
                                        ----------    ----------    --------    --------    --------    ----------    ----------
ADJUSTED EBITDA--LESS
  NON-RECURRING ITEMS                   $    177.0    $    236.3    $   74.3    $  101.5    $   62.7    $    120.3    $    358.8
                                        ==========    ==========    ========    ========    ========    ==========    ==========

THE FINANCIAL, STATISTICAL AND OTHER INFORMATION CONTAINED HEREIN IS UNAUDITED.
As filed with the Securities and Exchange Commission on October 24, 2002.

                                              -------------------------------------------------------------------
REVENUE                                                                      2002
                                              -------------------------------------------------------------------
                                                  Q1            Q2            Q3            Q4         YTD 9/30
                                              ----------    ----------    ----------    ----------    -----------
OPERATING BUSINESSES

   HSN - U.S.                                 $    396.2    $    376.1    $    370.7                  $  1,143.1
   Ticketing                                       153.4         175.4         162.1                       490.9
   Match.com                                        25.3          29.5          33.4                        88.2
   Hotels.com                                      165.7         229.7         277.4                       672.8
   Expedia                                         116.0         142.7         166.6                       425.4
   Interval                                          0.0           0.0           2.3                         2.3
   Precision Response                               70.1          72.1          75.0                       217.2
                                              ----------    ----------    ----------    ----------    ----------
     SUB-TOTAL                                     926.6       1,025.6       1,087.6                     3,039.9


   Emerging Businesses
   Citysearch and related                            7.3           7.6           7.6                        22.5
   International TV shopping and other              81.5          87.8          96.7                       266.1
   ECS/Styleclick                                   12.1          10.4           7.6                        30.1
                                              ----------    ----------    ----------    ----------    ----------
     SUB-TOTAL                                     100.9         105.8         111.9                       318.6
                                              ----------    ----------    ----------    ----------    ----------
   Non-recurring items                              --            --             0.0                         0.0
   Foreign exchange conversion                     (16.5)        (10.1)         (4.9)                      (31.5)
   HSN Disengagement                                (0.9)         (0.9)          0.0                        (1.8)
   Intersegment Elimination                         (3.0)         (2.6)         (2.2)                       (7.8)
                                              ----------    ----------    ----------    ----------    ----------
     TOTAL                                    $  1,007.1    $  1,117.8    $  1,192.5                  $  3,317.4
                                              ==========    ==========    ==========    ==========    ==========

THE FINANCIAL, STATISTICAL AND OTHER INFORMATION CONTAINED HEREIN IS UNAUDITED.
As filed with the Securities and Exchange Commission on October 25, 2002.

                                              -------------------------------------------------------------------
   ADJUSTED EBITDA                                                           2002
                                              -------------------------------------------------------------------
                                                  Q1            Q2            Q3            Q4         YTD 9/30
                                              ----------    ----------    ----------    ----------    -----------
   OPERATING BUSINESSES

   HSN - U.S.                                 $     57.7    $     62.6    $     67.4                  $    187.7
   Ticketing                                        33.7          43.7          36.3                       113.6
   Match.com                                         6.9           9.7           7.0                        23.5
   Hotels.com                                       25.8          32.9          40.1                        98.7
   Expedia                                          34.5          43.3          48.9                       126.7
   Interval                                          0.0           0.0           0.4                         0.4
   Precision Response                                5.7           8.1           9.6                        23.4
   Corporate and other                              (8.7)         (9.9)        (11.2)                      (29.8)
                                              ----------    ----------    ----------    ----------    ----------
     SUB-TOTAL                                     155.6         190.4         198.4                       544.4


   Emerging Businesses
   Citysearch and related                          (10.7)         (8.6)         (8.5)                      (27.8)
   International TV shopping and other              (8.5)         (6.1)          0.4                       (14.1)
   ECS/Styleclick                                   (4.6)         (6.2)         (5.2)                      (15.9)
                                              ----------    ----------    ----------    ----------    ----------
     SUB-TOTAL                                     (23.8)        (20.9)        (13.2)                      (57.8)
   Foreign exchange conversion                      (0.3)         (0.2)         (0.1)                       (0.5)
   HSN Disengagement                                 0.0           0.0           0.0                         0.0
                                              ----------    ----------    ----------    ----------    ----------
     TOTAL                                    $    131.6    $    169.3    $    185.1                  $    486.0
                                              ==========    ==========    ==========    ==========    ==========
   Non recurring items                               0.0         (44.4)         (6.5)                      (51.0)
                                              ----------    ----------    ----------    ----------    ----------
ADJUSTED EBITDA- LESS NON-RECURRING ITEMS     $    131.6    $    124.9    $    178.6                  $    435.1
                                              ==========    ==========    ==========    ==========    ==========

THE FINANCIAL, STATISTICAL AND OTHER INFORMATION CONTAINED HEREIN IS UNAUDITED. As filed with the Securities and Exchange Commission on October 25, 2002.

USA INTERACTIVE
RESULTS OF OPERATIONS
$ IN MILLIONS; ROUNDING DIFFERENCES MAY EXIST. UNAUDITED.


                                                         ---------   ---------   ---------------------------------------------------
P&L                                                       1999 (1)    2000 (1)                      2001 (2)
                                                         ---------   ---------   ---------------------------------------------------
                                                          YE 12/31    YE 12/31     Q1        Q2        Q3         Q4       YE 12/31
                                                         ---------   ---------   -------   -------   -------   ---------   ---------
Revenues, net                                              2,001.1     2,964.6     877.9     940.3     917.3     1,030.3    3,765.8

Operating costs and expenses:
      Costs related to revenues                            1,318.1     2,000.0     571.5     597.9     596.8       658.4    2,424.6
                                                         ---------   ---------   -------   -------   -------   ---------   --------
             Gross profit                                    683.0       964.6     306.4     342.4     320.5       371.9    1,341.2
                                                         ---------   ---------   -------   -------   -------   ---------   --------
      Other costs and expenses                               492.8       687.9     232.1     236.2     245.5       252.6      966.4
      Depreciation                                            51.7       105.4      33.0      36.8      38.5        34.6      142.8
      Amortization of non-cash compensation                    6.4        12.7       9.3       5.2       4.8         4.8       24.2
      Amortization of non-cash distribution and marketing      0.0        11.7       8.0      10.6       7.1         9.0       34.7
      Amortization of other intangibles (non-cash)           180.9       496.7      40.6      42.4      41.6        47.6      172.3
      One time charges                                         0.0         0.0       0.0      10.6      12.3         3.0       25.8
      HSN disengagement costs                                  0.0         0.0       0.0       0.0       0.0         0.0        0.0
                                                         ---------   ---------   -------   -------   -------   ---------   --------
             Total operating costs                           731.8     1,314.4     323.1     341.8     349.8       351.6    1,366.2
                                                         ---------   ---------   -------   -------   -------   ---------   --------
             Operating income                                (48.8)     (349.8)    (16.7)      0.6     (29.2)       20.3      (25.0)

Interest expense, net                                        (29.7)       (7.4)     22.6      19.8      23.3        20.2       85.9
Gain on sale of securities                                     0.0       108.4       0.0       0.0       0.0         0.0        0.0
Other, net                                                    (4.3)      (59.3)     (6.5)     (5.9)    (19.3)      (28.6)     (60.3)
                                                         ---------   ---------   -------   -------   -------   ---------   --------
                                                             (34.0)       41.7      16.1      13.9       4.0        (8.3)      25.6
                                                         ---------   ---------   -------   -------   -------   ---------   --------
Earnings before income taxes and
      minority interest                                      (82.8)     (308.1)     (0.6)     14.5     (25.2)       12.0        0.6

Income tax expense                                           (28.6)      (43.8)    (22.7)    (13.5)    (10.4)      (14.0)     (60.5)
Minority interest                                             42.2       179.5       9.0       2.7      10.3         2.9       24.9
                                                         ---------   ---------   -------   -------   -------   ---------   --------
Net earnings/(loss) from continuing operations               (69.2)     (172.4)    (14.3)      3.7     (25.3)        0.9      (35.0)
                                                         =========   =========   =======   =======   =======   =========   ========

Preferred dividend                                             0.0         0.0      (3.3)     (3.3)     (3.3)       (3.3)     (13.1)
                                                         ---------   ---------   -------   -------   -------   ---------   --------
Net earnings available to common shareholders                (69.2)     (172.4)    (17.5)      0.4     (28.6)       (2.3)     (48.0)
                                                         =========   =========   =======   =======   =======   =========   ========

Weighted average diluted shares                              327.8       359.7     431.1     434.6     437.3       438.0      433.0
                                                         =========   =========   =======   =======   =======   =========   ========
Weighted average fully converted shares                      327.8       359.7     431.1     463.1     437.3       438.0      433.0
                                                         =========   =========   =======   =======   =======   =========   ========

Basic earnings per share                                 $    (.21)  $    (.48)  $  (.04)  $    --   $  (.07)  $    (.01)  $   (.04)
                                                         =========   =========   =======   =======   =======   =========   ========
Diluted earnings per share                               $    (.21)  $    (.48)  $  (.04)  $    --   $  (.07)  $    (.01)  $   (.04)
                                                         =========   =========   =======   =======   =======   =========   ========

EBITDA                                                       190.1       276.7      74.3     101.4      62.8       120.3      358.8
                                                         =========   =========   =======   =======   =======   =========   ========

Excluding one-time charges and non-operating gains:
Basic and diluted earnings per share                                             $  (.04)  $   .01   $  (.04)  $     .02   $   (.05)
                                                         =========   =========   =======   =======   =======   =========   ========
Cash net income earnings per share                                               $   .05   $   .05   $   .01   $     .10   $    .21
                                                         =========   =========   =======   =======   =======   =========   ========

                                                              --------------------------------------------------------------------
P&L                                                                                        2002 (2)
                                                              --------------------------------------------------------------------
                                                                  Q1             Q2             Q3            Q4        YTD 9/30
                                                              -----------    -----------    -----------   -----------  -----------
Revenues, net                                                     1,007.1        1,117.8        1,192.5                    3,317.4

Operating costs and expenses:
      Costs related to revenues                                     628.1          681.9          713.2                    2,023.2
                                                              -----------    -----------    -----------   -----------  -----------
             Gross profit                                           379.0          435.9          479.3                    1,294.2
                                                              -----------    -----------    -----------   -----------  -----------
      Other costs and expenses                                      248.3          267.5          294.2                      810.0
      Depreciation                                                   38.9           42.4           47.7                      129.0
      Amortization of non-cash compensation                           4.7            3.4            3.0                       11.1
      Amortization of non-cash distribution and marketing            11.0           10.1           10.4                       31.5
      Amortization of other intangibles (non-cash)                   41.1           42.4           75.8                      159.3
      One time charges                                                0.0           70.4            6.5                       76.9
      HSN disengagement costs                                        10.7            5.3            4.6                       20.5
                                                              -----------    -----------    -----------   -----------  -----------
             Total operating costs                                  354.7          441.5          442.2                    1,238.3
                                                              -----------    -----------    -----------   -----------  -----------
             Operating income                                        24.3           (5.6)          37.2                       55.9

Interest expense, net                                                (4.2)          26.6           28.0                       50.4
Gain on sale of securities                                            0.0            0.0            0.0                        0.0
Other, net                                                           12.9         (101.7)         (18.1)                    (106.9)
                                                              -----------    -----------    -----------   -----------  -----------
                                                                      8.6          (75.1)           9.9                      (56.6)
                                                              -----------    -----------    -----------   -----------  -----------
Earnings before income taxes and
      minority interest                                              33.0          (80.7)          47.1                       (0.7)

Income tax expense                                                  (21.7)         (14.6)         (31.8)                     (68.1)
Minority interest                                                   (12.9)          (9.7)         (17.2)                     (39.8)
                                                              -----------    -----------    -----------   -----------  -----------
Net earnings/(loss) from continuing operations                       (1.6)        (105.1)          (2.0)                    (108.6)
                                                              ===========    ===========    ===========   ===========  ===========

Preferred dividend                                                   (3.3)          (3.3)          (3.3)                      (9.8)
                                                              -----------    -----------    -----------   -----------  -----------
Net earnings available to common shareholders                        (4.8)        (108.4)          (5.2)                    (118.4)
                                                              ===========    ===========    ===========   ===========  ===========

Weighted average diluted shares                                     442.6          447.4          448.4                      446.1
                                                              ===========    ===========    ===========   ===========  ===========
Weighted average fully converted shares                             442.6          447.4          448.4                      446.1
                                                              ===========    ===========    ===========   ===========  ===========

Basic earnings per share                                      $      (.01)   $      (.24)   $      (.01)               $      (.27)
                                                              ===========    ===========    ===========   ===========  ===========
Diluted earnings per share                                    $      (.01)   $      (.24)   $      (.01)               $      (.27)
                                                              ===========    ===========    ===========   ===========  ===========

EBITDA                                                              131.6          126.7          178.6                      436.9
                                                              ===========    ===========    ===========   ===========  ===========

Excluding one-time charges and non-operating gains:
Basic and diluted earnings per share                          $       .02    $       .03    $       .02                $       .07
                                                              ===========    ===========    ===========   ===========  ===========
Cash net income earnings per share                            $       .05    $       .10    $       .14                $       .29
                                                              ===========    ===========    ===========   ===========  ===========


(1) Data for 1999 and 2000 is not pro forma for the Expedia and Vivendi transactions. The USA Entertainment Group is treated as a discontinued operation for all periods presented.
(2) Data for 2001 and 2002 is pro forma for Expedia and Vivendi transactions and the exchange of Holdco shares by Liberty, which closed on February 4, 2002, May 7, 2002, and June 24, 2002, respectively.
THE FINANCIAL, STATISTICAL AND OTHER INFORMATION CONTAINED HEREIN IS UNAUDITED. As filed with the Securities and Exchange Commission on October 25, 2002.

USA INTERACTIVE
OPERATING METRICS
IN MILLIONS


                           -------  -------  -------  -------  -------  -------  -------  -------  ------- ------- ------- ---------
                             1999    2000                       2001                                        2002
                           -------  -------  -------  -------  -------  -------  -------  -------  ------- ------- ------- ---------
                              YE      YE       Q1       Q2       Q3       Q4       YE       Q1        Q2     Q3      Q4     YTD 9/30
                           -------  -------  -------  -------  -------  -------  -------  -------  ------- ------- ------- ---------
GROSS TRANSACTION VALUE
  ("GTV")

     Total GTV             $5,279   $7,082   $2,167   $2,429   $2,135   $2,303   $9,033   $2,782   $3,256   $3,391          $9,428

     Interactive GTV (a)   $2,944   $4,722   $1,548   $1,792   $1,632   $1,768   $6,739   $2,218   $2,668   $2,839          $7,725
         % of Total            56%      67%      71%      74%      76%      77%      75%      80%      82%      84%             82%

     Internet GTV (b)      $1,437   $3,088   $1,148   $1,390   $1,232   $1,267   $5,038   $1,800   $2,223   $2,353          $6,375
         % of Total            27%      44%      53%      57%      58%      55%      56%      65%      68%      69%             68%

     International GTV     $  605   $  800   $  254   $  289   $  252   $  291   $1,086   $  335   $  465   $  551          $1,351
         % of Total            11%      11%      12%      12%      12%      13%      12%      12%      14%      16%             14%

(a) Interactive GTV is defined as GTV which was generated from the TV or PC from HSN, Ticketmaster.com, Hotels.com, Expedia, Match.com and TV Travel Group.

(b) Internet GTV is defined as GTV which was generated online from Ticketmaster.com, Hotels.com, Expedia, Match.com and HSN.com.

THE FINANCIAL, STATISTICAL AND OTHER INFORMATION CONTAINED HEREIN IS UNAUDITED. As filed with the Securities and Exchange Commission on October 25, 2002.

USA INTERACTIVE
OPERATING METRICS
IN MILLIONS EXCEPT PER UNIT


                                  ------   ------   -----------------------------------------   ------------------------------------
                                   1999     2000                       2001                                 2002
                                  ------   ------   -----------------------------------------   ------------------------------------
                                    YE       YE       Q1       Q2       Q3       Q4      YE         Q1      Q2      Q3     Q4    YE
                                  ------   ------   -----------------------------------------   ------------------------------------
HSN- US


        Units shipped               32.1     35.2      8.6      9.0      9.5     11.4     38.5      9.6      9.3     9.1

        Gross profit %              34.3%    34.9%    33.5%    34.5%    34.3%    33.9%    34.0%    35.5%    38.4%   38.1%

        Return rate                 20.3%    19.6%    19.6%    19.6%    19.0%    17.9%    19.0%    19.0%    18.8%   18.5%

        Product mix:*
           Home Licensing            N/A      N/A       37%      35%      36%      41%      38%      32%      28%     29%
           Home Fashions             N/A      N/A        4%       4%       5%       5%       4%       7%       6%      8%
           Jewelry                   N/A      N/A       26%      26%      25%      25%      25%      24%      26%     25%
           Health/Beauty             N/A      N/A       19%      22%      20%      17%      19%      24%      24%     23%
           Apparel/Accessories       N/A      N/A       14%      13%      14%      12%      13%      13%      16%     15%

        Average Price Point               $ 47.82   $50.06   $47.36   $46.21   $47.36   $47.69   $45.41   $44.18  $44.46

        HSN total homes
         (end of period)            73.7     77.1     80.2     81.1     82.8     83.0     83.0     74.9     77.1    77.8

        America's Store FTE's
          (end of period)            8.3      8.6      8.3     10.6     11.0     12.3     12.3     10.2     11.1     8.7

THE FINANCIAL, STATISTICAL AND OTHER INFORMATION CONTAINED HEREIN IS UNAUDITED.

* In Q1 2002, HSN reclassfied certain items in its product mix. As such, wellness, ingestibles, and fitness categories were moved out of the Home Goods category and into the Health & Beauty category. Product Mix for 1999 and 2000 assuming reclassification not available. Home Licensing includes electronics, computers, and other licensed homegoods.

As filed with the Securities and Exchange Commission on October 25, 2002.

USA INTERACTIVE
OPERATING METRICS
IN MILLIONS EXCEPT PER TICKET

                                 -----------  ---------  -----------------------------------------  --------------------------------
                                    1999        2000                        2001                                  2002
                                 -----------  ---------  -----------------------------------------  --------------------------------
                                     YE          YE         Q1      Q2       Q3      Q4     YE        Q1      Q2     Q3     Q4    YE
                                 -----------  ---------  -----------------------------------------  --------------------------------
TICKETING

  Number of tickets sold              75.0       83.0     23.6     23.6     19.3    20.3    86.8     23.9     24.3    22.8

  Gross value of tickets sold     $  2,781   $  3,256   $  937   $1,016   $  788   $ 870  $3,611     $997   $1,144  $1,041

  Share of tickets sold online        13.4%      24.5%    29.5%    33.2%    31.9%   33.9%   32.1%    37.8%    43.0%   40.8%


THE FINANCIAL, STATISTICAL AND OTHER INFORMATION CONTAINED HEREIN IS UNAUDITED. As filed with the Securities and Exchange Commission on October 25, 2002.

USA INTERACTIVE
OPERATING METRICS
IN THOUSANDS

                                      --------- ---------------------------------------------- -------------------------------------
                                        2000                          2001                                     2002
                                      --------- ---------------------------------------------- -------------------------------------
                                         YE        Q1        Q2        Q3       Q4       YE       Q1        Q2     Q3      Q4    YE
                                      --------- ---------------------------------------------- -------------------------------------
MATCH.COM

Paid subscribers                       156.9     189.5     216.6     252.7     382.2     382.2    527.7    604.2    653.2

New registrations                    1,135.6   1,054.5   1,059.5   1,216.0   2,304.0   5,634.3  2,911.7  3,284.5  3,422.5

New subscriptions (first time only)    399.5     121.7     134.8     154.2     260.4     671.0    342.4    313.2    328.5

Conversion rate (Reg to Subs)           35.2%     11.5%     12.7%     12.7%     11.3%     11.9%    11.8%     9.5%     9.6%


THE FINANCIAL, STATISTICAL AND OTHER INFORMATION CONTAINED HEREIN IS UNAUDITED. As filed with the Securities and Exchange Commission on October 25, 2002.

USA INTERACTIVE
OPERATING METRICS

                                     ------- ------- ------------------------------------------- -----------------------------------
                                      1999    2000                     2001                                     2002
                                     ------- ------- ------------------------------------------- -----------------------------------
                                       YE      YE        Q1      Q2       Q3       Q4       YE       Q1       Q2       Q3     Q4  YE
                                     ------- ------- ------------------------------------------- -----------------------------------
HOTELS.COM

  Hotel room nights sold (thousands)  1,229    2,433      799    1,030    1,227    1,187    4,243    1,408    1,883    2,320

  Average Daily Rate                    N/A   $131.70  $124.35  $129.65  $120.64  $112.40  $121.10  $115.70  $118.95  $115.88

  Affiliates (including TravelNow)      N/A   16,200   18,649   20,857   22,793   23,808   23,808   25,755   28,340   30,646

  Properties                          1,500    2,600    3,084    3,374    3,890    4,567    4,567    6,058    6,467    6,571

  Cities served                          40       97      135      146      171      178      178      218      243      285


THE FINANCIAL, STATISTICAL AND OTHER INFORMATION CONTAINED HEREIN IS UNAUDITED. As filed with the Securities and Exchange Commission on October 25, 2002.

USA INTERACTIVE
OPERATING METRICS
IN THOUSANDS

                                                        -----------   --------------------------------------------------------------
                                                            2000                                2001
                                                        -----------   --------------------------------------------------------------
                                                             YE           Q1         Q2          Q3          Q4            YE
                                                        -----------   --------------------------------------------------------------
EXPEDIA

     Total gross bookings (a)                            $1,793,000   $  674,000  $  802,000  $  720,000  $  704,000    $2,900,000

     Total transactions (b)                                   4,832        1,780       2,241       2,222       2,229         8,472

     Average monthly Media Metrix reach (c)                     N/A        6,969       7,502       9,410       9,238           N/A

     Expedia.com conversion (d)                                 N/A          5.7%        7.0%        5.5%        5.2%          N/A

     Expedia new purchasing customers (e)                     1,769          671         904         918         870         3,363

     Expedia cumulative purchasing customers (f)              8,843        3,603       4,507       5,424       6,294        19,828

     Expedia quarterly unique purchasing customers (g)        2,741        1,007       1,336       1,393       1,383         5,119


                                                         --------------------------------------------------------------
                                                                                        2002
                                                         --------------------------------------------------------------
                                                            Q1            Q2              Q3           Q4          YE
                                                         --------------------------------------------------------------
EXPEDIA

     Total gross bookings (a)                            $1,107,000    $1,333,000    $1,470,000

     Total transactions (b)                                   3,045         3,681         4,238

     Average monthly Media Metrix reach (c)                  11,242        12,161        12,615

     Expedia.com conversion (d)                                 5.8%          6.3%          6.7%

     Expedia new purchasing customers (e)                     1,316         1,529         1,693

     Expedia cumulative purchasing customers (f)              7,610         9,139        10,832

     Expedia quarterly unique purchasing customers (g)        1,874         2,217         2,492

(a) Gross bookings represents the total value of travel booked through the Expedia, VacationSpot, and WWTE sites.
(b) Transactions represents the number of reservations and purchases transacted through the Expedia and WWTE sites.
(c) Average monthly Media Metrix reach represents the unduplicated reach for the Expedia and VacationSpot sites.
(d) Conversion represents the monthly average Expedia.com unique monthly purchasers divided by the monthly average Media Metrix reach for the Expedia.com site.
(e) Expedia new purchasing customers represents the number of new customers transacting through the Expedia sites in a quarter.
(f) Expedia cumulative purchasing customers represents the cumulative number of customers that have ever transacted through the Expedia sites as of the end of a quarter.
(g) Expedia quarterly unique purchasing customers represents the number of unique customers transacting through the Expedia sites over the course of a quarter.


THE FINANCIAL, STATISTICAL AND OTHER INFORMATION CONTAINED HEREIN IS UNAUDITED. As filed with the Securities and Exchange Commission on October 25, 2002.

USA INTERACTIVE
OPERATING METRICS
IN MILLIONS

CAPITALIZATION  (AS OF 10/15/02)                                                      REVENUE MIX

     Ticker (NASDAQ)                                                       USAI           Revenue sources (Q3 '02):
                                                                                               Merchandise                     38%
                                  As of 10/15/02                                               Online travel/hotel rooms       38%
     ---------------------------------------------------------------------------               Ticketing                       14%
     SHARES OUTSTANDING (MILLIONS) (a):                                                        Teleservices / ECS               7%
     ----------------------------------                                                        Personals                        3%
     USA Common Stock                                                       384                                            --------
     USA Class B                                                             65                Commerce                       100%
                                                                 ---------------                                           ========
         Total Shares Outstanding                                           449

     Estimated dilutive options and warrants (treasury method)               24
                                                                 ---------------
     Fully diluted shares                                                   473
                                                                 ===============

     MARKET CAPITALIZATION:
     Outstanding equity capitalization                                  $ 9,339
     Fully diluted equity capitalization                                $ 9,841

                                   As of 9/30/02
     ---------------------------------------------------------------------------
     Attributable Cash (b)                                              $ 2,618
     Securities in VUE (c)                                                2,111
     Debt and Preferred Stock                                            (1,202)
                                                                 ---------------
     Net Attributable Cash and Securities                               $ 3,528
                                                                 ===============

     (a) Fully diluted shares includes treasury method options and warrants and other dilutive securities, and includes Vivendi's remaining 56.6 million shares that may be delivered to USA in connection with USA's Series B preferred interest in VUE.
     (b) Includes attributable cash from USA's public subsidiaries, based on the Q3 weighted average of USA's fully diluted, treasury method ownership in public subsidiaries, which was 66% for Ticketmaster, 67% for Hotels.com and 56% for Expedia. Excludes cash due to clients at Ticketmaster. Consolidated cash and marketable securities is $3.0 billion as of September 30, 2002.
     (c) Includes securities issued to USA in the Vivendi transaction, as follows: Class A and Class B preferred interests and 5.44% common interest in Vivendi Universal Entertainment ("VUE") at balance sheet carrying values, less the estimated present value of taxes on the above securities.

                                                           Absolute                              % of Fully
                                                            Shares          % of Shares        Diluted Shares
                                                            Owned           Outstanding             (QTD)
                                                        ---------------   ----------------    ----------------
         Ticketmaster (NASDAQ: TMCS)                           95.8                67%                 66%
         Hotels.com (NASDAQ: ROOM)                             39.0                67%                 67%
         Expedia (NASDAQ: EXPE)                                35.4                62%                 56%

THE FINANCIAL, STATISTICAL AND OTHER INFORMATION CONTAINED HEREIN IS UNAUDITED. As filed with the Securities and Exchange Commission on October 25, 2002.